SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 January 5, 2009

                        China 9D Construction Group, Inc.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Nevada                       000-51224                     56-2504276
      ------                       ---------                     ----------
     State of                     Commission                    IRS Employer
  Incorporation                   File Number                   I.D. Number

             4F Jia De Plaza, No. 118 Qing Chun Road, Hangzhou City
                      Zhejiang Province, P.R. China 310000.
                     Address of principal executive offices

Registrant's telephone number: 86 571 8722 0222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors.

(b) On January 5, 2009, Song Cai and Yufei Yu submitted their resignations as directors of China 9D Construction Group, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2009

                                               CHINA 9D CONSTRUCTION GROUP, INC.


                                               By: /s/ Zheng Ying
                                                   -----------------------------
                                                   Zheng Ying
                                                   Chief Executive Officer